Exhibit 99.1

New York, NY

485 Lexington Avenue, 10th Floor	+1.212.818.1555
New York, NY, United States 10017

July 3, 2024

Mr. Joshua Herlands

Managing Partner

Rosemawr Sustainable Infrastructure Management

1674 Meridian Avenue, Suite 420

Miami Beach, FL 33139

and

Cantor Fitzgerald & Co.

110 East 59th Street

New York, NY 10022

Independent Advisor’s Report

On Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to the RSH Funding I LLC (the “Issuer”) 2024 Securitization (the “Transaction”). Rosemawr Sustainable Infrastructure Management (together with any subsidiaries or affiliates, “RSIM” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted.
•	The term “recomputed” means calculated and found to be in agreement with, unless otherwise noted.

Comparisons and Recomputations of Certain Project Attributes

1.	On January 31, 2024, we were provided by the Company a computer-generated data file which contained certain attributes, including those delineated in Exhibit A, (the “Initial Tape File”) for 109 solar or wind electricity generation projects. Representatives of the Issuer non- statistically selected 20 projects from the Initial Tape File for detailed testing of 15 different attributes (the “Project Samples”).
2.	For each of the Project Samples, we compared and/or recomputed the attributes listed in Exhibit A as per the Initial Tape File to corresponding documents identified in Exhibit A, all of which were provided by the Company. We noted several generally immaterial exceptions in certain attributes compared to the Initial Tape File.
3.	On February 15, 2024, we were provided an updated tape file (“Second Tape File”) for the same 109 solar or wind generation projects with certain updated attributes but otherwise substantially similar to the Initial Tape File.

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4.	On July 10, 2024, we were provided a final tape file (“Final Tape File”) for 111 solar or wind generation projects with two new projects and with certain updated attributes, but otherwise substantially similar to the Second Tape File.
5.	For each of the Project Samples, we compared and/or recomputed the attributes listed in Exhibit A as per the Final Tape File to corresponding documents identified in Exhibit A, all of which were provided by the Company. As summarized in attached Exhibit B, we noted no material exceptions during our testing.

We make no representations as to (i) the accuracy of the information set forth in the Final Tape File, (ii) the actual characteristics or existence of the underlying documents or data comprising the Final Tape File (other than with respect to the procedures described herein relating to the Project Samples) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognize statistical rating organization.

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Exhibit A

Agreed-Upon Procedures

Using non-statistical sampling techniques, representatives of the Issuer selected 20 solar or wind electricity generation projects from the Tape File and Ankura verified the specified attributes below by comparing to various documents provided, including project LLC agreements, credit agreements, power purchase agreements, initial engineering reports, operating reports, values from the securitization model, calculated values and other provided sources. Allowable variance threshold for numeric attributes was assumed to be 1.0%.

1.	Debt or Equity Ownership %

2.	UPB or PV-7.25 of Unlevered Equity CFs

3.	Loan Coupon or Equity Discount Rate

4.	LTV

5.	Closing Date

6.	Maturity Date

7.	Remaining Loan Term (years)

8.	State

9.	Underlying Project Size (MW)

10.	Net Capacity (MW)

11.	Off-Taker

12.	Off-Taker Type

13.	Power Purchase Agreement (“PPA”) Start Year/COD

14.	PPA End Date

15.	PPA (or Equivalent) Term Remaining (years)

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Exhibit B

Ankura found no exceptions for the following attributes:

•	Debt or Equity Ownership %

•	UPB or PV-7.25 of Unlevered Equity CFs

•	Loan Coupon or Equity Discount Rate

•	Closing Date

•	Maturity Date

•	State

•	Underlying Project Size (MW)

•	Net Capacity (MW)

•	Off-Taker

•	Off-Taker Type

•	PPA Start Year/COD

•	PPA End Date

•	PPA (or Equivalent) Term Remaining (years)

Ankura found exceptions for certain projects for the following attributes. All exceptions were determined to be immaterial to the transaction scope:

•	LTV

o	18 projects matched; two projects were 1.2% different than the tape

•	Remaining Loan Term (years)

o	17 projects matched; three projects were within 1.4% of the tape

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